INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Vimeo Inc.
Income Taxes [Line Items]
INCOME TAXES	INCOME TAXES
Vimeo is included within IAC’s tax group for purposes of federal and consolidated state income tax return filings. In the periods presented, current and deferred income tax provision have been computed for Vimeo on an as if standalone, separate tax return basis and payments to and refunds from IAC for Vimeo's share of IAC’s consolidated state tax return liabilities have been reflected within cash flows from operating activities in the accompanying consolidated statement of cash flows.
At the end of each interim period, Vimeo estimates the annual expected effective income tax rate and applies that rate to its ordinary year-to-date earnings or loss. The income tax provision or benefit related to significant, unusual, or extraordinary items, if applicable, that will be separately reported or reported net of their related tax effects are individually computed and recognized in the interim period in which they occur. In addition, the effect of changes in enacted tax laws or rates, tax status, judgment on the realizability of a beginning-of-the-year deferred tax asset in future years or unrecognized tax benefits is recognized in the interim period in which the change occurs.
The computation of the annual expected effective income tax rate at each interim period requires certain estimates and assumptions including, but not limited to, the expected pre-tax income (or loss) for the year, projections of the proportion of income (and/or loss) earned and taxed in foreign jurisdictions, permanent and temporary differences, and the likelihood of the realization of deferred tax assets generated in the current year. The accounting estimates used to compute the provision or benefit for income taxes may change as new events occur, more experience is acquired, additional information is obtained or Vimeo's tax environment changes. To the extent that the expected annual effective income tax rate changes during a quarter, the effect of the change on prior quarters is included in income tax provision in the quarter in which the change occurs.
For the three months ended March 31, 2021 and 2020, Vimeo recorded an income tax provision of $0.4 million and $0.6 million, respectively, due to international and state taxes for jurisdictions in which it conducts business. The decrease in income tax provision is driven by a decrease in international tax accruals. Vimeo is in a net operating loss ("NOL") position for federal and state income tax purposes. The largest deferred tax assets are the federal and state NOLs. Vimeo has recorded a valuation allowance for its net deferred tax assets because it has concluded that it is more likely than not that the NOLs will not be utilized due to its history of pre-tax losses.
Vimeo recognizes interest and penalties related to unrecognized tax benefits, if applicable, in the income tax provision. There are currently no accruals for interest or penalties.
At March 31, 2021 and December 31, 2020, unrecognized tax benefits are $2.0 million and $1.9 million, respectively, all of which are for tax positions included in IAC's consolidated tax return filings. If unrecognized tax benefits at March 31, 2021 are subsequently recognized, there would be no impact to the income tax provision due to the valuation allowance on deferred tax assets. Vimeo believes it is reasonably possible that its unrecognized tax benefits could decrease by $0.4 million by March 31, 2022, due primarily to settlements, none of which would reduce the income tax provision due to the valuation allowance on deferred tax assets.
Vimeo is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company and consolidated tax returns with IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service ("IRS") has substantially completed its audit of IAC's federal income tax returns for the years ended December 31, 2010 through 2017, which includes the operations of Vimeo. The statute of limitations for the years 2010 through 2012 and for the years 2013 through 2017 have been extended to May 31, 2021 and June 30, 2022, respectively. Various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include unrecognized tax benefits that are considered to be sufficient to pay assessments that may result from the examination of prior year tax returns. Vimeo considers many factors when evaluating and estimating its tax positions and tax benefits, which may not accurately anticipate actual outcomes and, therefore, may require periodic adjustment. Although management currently believes changes in unrecognized tax benefits from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided will not have a material impact on the liquidity, results of operations, or financial condition of Vimeo, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

NOTE 3 — INCOME TAXES

Vimeo is included within IAC’s tax group for purposes of federal and consolidated state income tax return filings. In the periods presented, current and deferred income tax provision have been computed for Vimeo on an as if standalone, separate tax return basis and payments to and refunds from IAC for Vimeo’s share of IAC’s consolidated state tax return liabilities have been reflected within cash flows from operating activities in the accompanying consolidated statement of cash flows.

U.S. and foreign (loss) earnings before income taxes are as follows:

	Years Ended
	December 31,
	2019	2020

	(In thousands)
U.S.	$(76,052)	$(52,007)
Foreign	820	2,207
Total	$(75,232)	$(49,800)

The components of the income tax provision are as follows:

	December 31,
	2019	2020
	(In thousands)
Current income tax provision:
Federal	$—	$—
State	39	64
Foreign	242	561
Current income tax provision	281	625
Deferred income tax provision:
Federal	—	270
State	—	—
Foreign	64	(67)
Deferred income tax provision	64	203
Income tax provision	$345	$828

Vimeo is in a net operating loss (NOL”) position for federal and state income tax purposes. The largest deferred tax assets are the federal and state NOLs. Vimeo has recorded a valuation allowance for its net deferred tax assets because it has concluded that it is more likely than not that the NOLs will not be utilized due to its history of pre-tax losses. The income tax provisions relate to international and state taxes for jurisdictions in which Vimeo conducts business.

The tax effects of cumulative temporary differences that give rise to significant deferred tax assets and deferred tax liabilities are presented below. The valuation allowance relates to deferred tax assets for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2019	2020

	(In thousands)
Deferred tax assets:
Net operating loss carryforwards .	$19,411	$31,721
Tax credit carryforwards	5,464	6,903
Intangible assets with definite lives	3,435	3,992
Disallowed interest carryforwards	2,005	3,705
Stock-based compensation	2,556	3,013
Leasehold improvements and equipment	65	—
Other	4,719	5,477
Total deferred tax assets	37,655	54,811
Less: valuation allowance	(35,745)	(51,689)
Net deferred tax assets	1,910	3,122
Deferred tax liabilities:
Prepaid expenses	(1,316)	(2,345)
Leasehold improvements and equipment	—	(415)
Right-of-use assets	(594)	(343)
Withholding taxes	(47)	(270)
Total deferred tax liabilities	(1,957)	(3,373)
Net deferred tax liability	$(47)	$(251)

Upon the Spin-off, Vimeo will be allocated a portion of tax attributes related to the IAC consolidated federal and state tax filings pursuant to the Internal Revenue Code (“IRC”) and applicable state law. This allocation will require that Vimeo’s net deferred tax position (computed on an as if standalone, separate return basis) be adjusted as of the Spin-off date with a corresponding adjustment to the valuation allowance. The final allocation of tax attributes will be impacted by multiple factors, including, but not limited to, the ultimate date of the Spin-off and the amount of taxable income or loss generated by the IAC consolidated tax group in the year of the Spin-off.

At December 31, 2020, Vimeo has federal and state NOLs of $130.9 million and $70.1 million, respectively. These NOLs have been computed on an as if standalone, separate tax return basis and will be adjusted upon the Spin-off pursuant to applicable law. If not utilized, $27.0 million of federal NOLs will expire at various times between 2033 and 2037, and $103.9 million can be carried forward indefinitely. The state NOLs, if not utilized, will expire at various times between 2033 and 2040. Federal and state NOLs of $117.3 million and $57.2 million, respectively, can be used against future taxable income without restriction and the remaining NOLs will be subject to limitations under Section 382 of the IRC, separate return limitations, and applicable law. At December 31, 2020, Vimeo has foreign NOLs of $0.2 million available to offset future income, all of which can be carried forward indefinitely and without restriction.

At December 31, 2020, Vimeo has tax credit carryforwards of $8.8 million. Of this amount, $6.8 million relates to credits for research activities and $2.0 million relates to credits for foreign taxes. These credit carryforwards will expire between 2026 and 2040.

Vimeo regularly assesses the realizability of deferred tax assets considering all available evidence including, to the extent applicable, the nature, frequency and severity of prior cumulative losses, forecasts of future taxable income, tax filing status, the duration of statutory carryforward periods, available tax planning and historical experience. During 2020, Vimeo’s valuation allowance increased by $15.9 million, primarily due to an increase in federal and state NOLs. At December 31, 2020, Vimeo has a valuation allowance of $51.7 million related to the portion of tax loss carryforwards and other items for which it is more likely than not that the tax benefit will not be realized.

A reconciliation of the income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended
	December 31,
	2019	2020
	(In thousands)
Income tax benefit at the federal statutory rate of 21%	$(15,799)	$(10,458)
State income taxes, net of effect of federal tax benefit	(1,809)	(963)
Change in valuation allowance	18,269	15,944
Stock-based compensation	334	(3,474)
Research credit	(1,049)	(1,439)
Transaction costs	2	640
Other, net	397	578
Income tax provision	$345	$828

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Years Ended
	December 31,
	2019	2020

	(In thousands)
Balance at January 1	$1,026	$1,475
Additions based on tax positions related to the prior year	—	538
Settlements	—	(645)
Additions based on tax positions related to the current year	449	553
Balance at December 31	$1,475	$1,921

Vimeo recognizes interest and penalties related to unrecognized tax benefits, if applicable, in the income tax provision.

At December 31, 2019 and 2020, unrecognized tax benefits were $1.5 million and $1.9 million, respectively, all of which are for tax positions included in IAC’s consolidated tax return filings. If unrecognized tax benefits at December 31, 2019 and 2020 were subsequently recognized, there would be no impact to income tax expense due to the valuation allowance on deferred tax assets. Vimeo believes that it is reasonably possible that its unrecognized tax benefits could decrease by $0.4 million by December 31, 2021, due to settlements; none of which would reduce the income tax provision due to the valuation allowance on deferred tax assets.

Vimeo is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company and consolidated tax returns with IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service (“IRS”) has substantially completed its audit of IAC’s federal income tax returns for the years ended December 31, 2010 through 2016. The IRS began its audit of the year ended December 31, 2017 in the second quarter of 2020. The statute of limitations for the years 2010 through 2012 and for the years 2013 through 2017 have been extended to May 31, 2021 and December 31, 2021, respectively. Various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include unrecognized tax benefits that are considered to be sufficient to pay assessments that may result from the examination of prior year tax returns. Vimeo considers many factors when evaluating and estimating its tax positions and tax benefits, which may not accurately anticipate actual outcomes and, therefore, may require periodic adjustment. Although management currently believes changes in unrecognized tax benefits from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided will not have a material impact on the liquidity, results of operations, or financial condition of Vimeo, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.